Exhibit 25(c)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 Delaware Avenue, 9th Floor
Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Mildred F. Smith

U.S. Bank Trust National Association

300 Delaware Avenue, 9th Floor

Wilmington, DE 19801

Telephone (302) 552-3103

(Name, address and telephone number of agent for service)

Ameriprise Capital Trust II

(Issuer with respect to the Securities)

Delaware	45-6157643
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

55 Ameriprise Financial Center
Minneapolis, MN	55474
(Address of principal executive offices)	(Zip Code)

Preferred Securities

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

USE ONE OF FOLLOWING RESPONSES ONLY

Items 3-15		Items 3-15 are not applicable because, to the best of Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-128217.

	2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-128217.

	3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-128217.

	4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-128217.

	5.	Not applicable.

	6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-128217.

	7.	Report of Condition of the Trustee as of December 31, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington, State of Delaware on the 27th day of April, 2009.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Mildred F. Smith
Name:	Mildred F. Smith
Title:	Vice President

Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of December 31, 2008

($000’s)

12/31/2008
Assets
Cash and Balances Due From Depository Institutions	$506,824
Fixed Assets	66
Intangible Assets	69,906
Other Assets	25,042
Total Assets	$601,838

Liabilities

Other Liabilities	$18,818
Total Liabilities	$18,818

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	76,088
Total Equity Capital	$583,020

Total Liabilities and Equity Capital	$601,838

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Mildred F. Smith
	Name:	Mildred F. Smith
	Title	Vice President

Date:	April 27, 2009